Exhibit 99.4

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. No. 333-107754) and Form S-8 (No. 333-87920) of LIN TV Corp. and LIN Television Corporation of our report dated February 24, 2004, except for the last paragraph of Note 6 and the first three paragraphs of Note 22, as to which the date is January 18, 2005, relating to the financial statements and financial statement schedule of LIN TV Corp., which appears in this Current Report on Form 8-K.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

January 18, 2005